SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 1, 2011

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24081 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9777 Pyramid Court, Suite 100

Englewood, Colorado 80112

(Address of principal executive offices)

Registrant’s telephone number, including area code (303) 802-1000

N/A

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 1, 2011, the Company filed a Certificate of Elimination for Series C Junior Participating Preferred Stock (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware.  The Certificate of Elimination eliminates the series of preferred stock that was created by the Company in connection with its Rights Agreement dated March 4, 2009, which has expired by its terms.

A copy of the Certificate of Elimination is filed as Exhibit 3.1(g) hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

3.1(g)	Certificate of Elimination of Series C Junior Participating Preferred Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 3, 2011.

Evolving Systems, Inc.

		By:	/s/ ANITA T. MOSELEY
Anita T. Moseley
Sr. Vice President & General Counsel